UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 1998


                                  CD RADIO INC.
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             (Exact name of registrant as specified in its charter)


State of Delaware                    0-24710                     52-1700207
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(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1180 Avenue of the Americas, 14th Floor, New York, New York           10036
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         (Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code (212) 899-5000


                                 Not applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On November 13, 1998, CD Radio Inc. (the "Company") entered into a Stock Purchase Agreement with Apollo Investment Fund IV, L.P. ("AIF IV") and Apollo Overseas Partners IV, L.P. ("AOP IV" and, together with AIF IV, the "Apollo Investors") (the "Stock Purchase Agreement") pursuant to which the Company agreed to sell a total of 1,350,000 shares of its 9.2% Series A Junior Cumulative Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), to the Apollo Investors, for an aggregate purchase price of $135 million, and the Apollo Investors agreed to grant the Company an option to sell the Apollo Investors an additional 650,000 shares of its 9.2% Series B Junior Cumulative Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Junior Preferred Stock"), for an aggregate purchase price of $65 million. The Company may exercise its option to require the Apollo Investors to purchase the Series B Preferred Stock at any time prior to the earlier of ten months from the closing of the issuance and sale of the Series A Preferred Stock and September 30, 1999. Copies of (i) the Stock Purchase Agreement, (ii) Exhibit A to the Stock Purchase Agreement (Form of Certificate of Designation of the Series A Preferred Stock), (iii) Exhibit B to the Stock Purchase Agreement (Form of Certificate of Designation of the Series B Preferred Stock) and (iv) Exhibit C to the Stock Purchase Agreement (Form of Opinion of Counsel to the Company) are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated herein by reference.

         The Junior Preferred Stock will be convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a price of $30 per share of Common Stock. The Junior Preferred Stock will be callable by the Company beginning November 15, 2001 if the current market price of the Common Stock, as defined in the Certificate of Designation of the Junior Preferred Stock, exceeds $60 per share for a period of 20 consecutive trading days, and in all events will be callable beginning November 15, 2003 at a price of 100% and must be redeemed by the Company on November 15, 2011. Dividends on the Junior Preferred Stock are payable-in-kind or cash annually, at the option of the Company. The Junior Preferred Stock will have the right to vote, on an as-converted basis, on matters in which the holders of the Common Stock of the Company have the right to vote.

         The issuance and sale of the Junior Preferred Stock is subject to the expiration, or early termination, of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, approval of the stockholders of the Company and other customary conditions.

         In connection with the execution of the Stock Purchase Agreement, David Margolese, Chairman and Chief Executive Officer of the Company, entered into a Voting Agreement with the Apollo Investors (the "Voting Agreement")
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                                                                               3

pursuant to which he agreed to, and did, consent to the transactions contemplated by the Stock Purchase Agreement, including the issuance of the Junior Preferred Stock, with respect to 1,600,000 shares of Common Stock of the Company owned by him and an additional 2,834,500 shares of Common Stock which he has the right to vote pursuant to the terms of a Voting Trust Agreement of which he is the voting trustee. A copy of the Voting Agreement is filed as Exhibit
99.5 hereto and is incorporated herein by reference.

         In connection with the execution of the Stock Purchase Agreement, David Margolese and the Company also entered into a Tag-Along Agreement with the Apollo Investors (the "Tag-Along Agreement"). Pursuant to the Tag-Along Agreement, in the event that Mr. Margolese sells more than 800,000 shares of Common Stock of the Company prior to the earlier of the date that the Apollo Investors beneficially own less than 2,000,000 shares of the Common Stock or the date that is six months after the nationwide commercial introduction of the Company's CD Radio service, then the Apollo Investors have certain rights to sell, on a pro rata basis with Mr. Margolese, a portion of the Common Stock owned by the Apollo Investors in any subsequent transaction in which Mr. Margolese disposes of 80,000 or more shares of Common Stock of the Company. A copy of the Tag-Along Agreement is filed as Exhibit 99.6 hereto and is incorporated herein by reference.

         On November 13, 1998, the Company amended the Rights Agreement, dated as of October 22, 1997 (the "Rights Agreement"), between the Company and Continental Stock Transfer & Trust Company, as rights agent, to render the Rights Agreement inapplicable to the transactions contemplated by the Stock Purchase Agreement and to permit the Apollo Investors, and any other person deemed to beneficially own the shares of Junior Preferred Stock owned by the Apollo Investors, to (i) purchase shares of Junior Preferred Stock pursuant to the Stock Purchase Agreement, (ii) acquire additional shares of Junior Preferred Stock pursuant to dividends declared on the Junior Preferred Stock, (iii) acquire additional shares of Common Stock upon the conversion of shares of Junior Preferred Stock into shares of Common Stock, or (iv) acquire up to an additional 1% of the outstanding shares of Common Stock, without the Apollo Investors becoming "Acquiring Persons" within the meaning of the Rights Agreement. A copy of the Amendment to the Rights Agreement is filed as Exhibit
99.7 hereto and is incorporated herein by reference.

         On November 16, 1998, the Company issued the press release attached hereto as Exhibit 99.8 and incorporated herein by reference announcing the transaction with the Apollo Investors.
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Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

               99.1        Stock Purchase Agreement, dated as of
                           November 13, 1998, by and among CD Radio
                           Inc., Apollo Investment Fund IV, L.P. and
                           Apollo Overseas Partners IV, L.P.

               99.2 Exhibit A to the Stock Purchase Agreement (Form of Certificate of Designation of 9.2% Series A Junior Cumulative Convertible Preferred Stock).

               99.3 Exhibit B to the Stock Purchase Agreement (Form of Certificate of Designationof 9.2% Series B Junior Cumulative Convertible
                           Preferred Stock).

               99.4 Exhibit C to the Stock Purchase Agreement (Form of Opinion of Counsel to the Company).

               99.5 Voting Agreement, dated as of November 13, 1998, by and among Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and David Margolese.

               99.6 Tag-Along Agreement, dated as of November 13, 1998, by and among Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., CD Radio Inc. and David Margolese.

               99.7 Amendment to the Rights Agreement, dated as of October 22, 1997, between CD Radio Inc. and Continental Stock Transfer & Trust Company, as rights agent, dated as of November 13, 1998.

               99.8        Press Release, dated November 16, 1998.
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: November 17, 1998

                                            CD RADIO INC.


                                            By: /s/ David Margolese
                                            -----------------------
                                            David Margolese
                                            Chairman and Chief Executive Officer
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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


            Exhibit No.    Description of Exhibit
            -----------    ----------------------
               99.1        Stock Purchase Agreement, dated as of
                           November 13, 1998, by and among CD Radio
                           Inc., Apollo Investment Fund IV, L.P. and
                           Apollo Overseas Partners IV, L.P.

               99.2 Exhibit A to the Stock Purchase Agreement (Form of Certificate of Designation of 9.2% Series A Junior Cumulative Convertible Preferred Stock).

               99.3 Exhibit B to the Stock Purchase Agreement (Form of Certificate of Designationof 9.2% Series B Junior Cumulative Convertible
                           Preferred Stock).

               99.4 Exhibit C to the Stock Purchase Agreement (Form of Opinion of Counsel to the Company).

               99.5 Voting Agreement, dated as of November 13, 1998, by and among Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and David Margolese.

               99.6 Tag-Along Agreement, dated as of November 13, 1998, by and among Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., CD Radio Inc. and David Margolese.

               99.7 Amendment to the Rights Agreement, dated as of October 22, 1997, between CD Radio Inc. and Continental Stock Transfer & Trust Company, as rights agent, dated as of November 13, 1998.

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


               99.8        Press Release, dated November 16, 1998.